Exhibit 99.1
Execution Version
AMENDMENT NO. 1 TO SENIOR SECURED PRIMING SUPER-PRIORITY DEBTOR
IN POSSESSION NOTE PURCHASE AGREEMENT
This First Amendment, dated as of March 10, 2011 (this “First Amendment”), is entered into by and among Constar, Inc., a Pennsylvania corporation (the “Issuer Representative”), Constar International Inc., a Delaware corporation (“Holdings”), BFF Inc., a Delaware corporation (“BFF”), DT, Inc., a Delaware corporation (“DT”), Constar Foreign Holdings, Inc., a Delaware corporation (“Constar Foreign Holdings”, and together with Issuer Representative, Holdings, BFF and DT, each an “Issuer” and collectively, the “Issuers”), the Purchasers party hereto and Black Diamond Commercial Finance, L.L.C., as Agent for the Purchasers (in such capacity, the “Agent”).
WHEREAS, this First Amendment amends the Senior Secured Priming Super-Priority Debtor in Possession Note Purchase Agreement, dated as of January 14, 2011 (the “DIP Agreement”), among the Issuers, the Purchasers from time to time party thereto, and the Agent;
WHEREAS, Borrower has requested that certain other amendments to the DIP Agreement be made;
WHEREAS, Agent and Purchasers are willing to accommodate the Issuers’ request and agree to the amendments set forth herein on the terms and conditions set forth herein; and
WHEREAS, terms defined in the DIP Agreement (as amended hereby) and not otherwise defined herein are used with the meaning so defined in the DIP Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Amendment to DIP Agreement.
(a) Section 5.4(b) of the DIP Agreement is hereby amended and restated in its entirety to read as follows:
(b) Investments by any Note Party in any other Note Party or in any Subsidiary which is not a Note Party; provided, that: (i) such Note Party or Subsidiary, as applicable, shall execute and deliver to any Note Party that is a payee a note (collectively, the “Intercompany Notes”) to evidence any such intercompany Indebtedness owing by such Note Party or such Subsidiary to such other Note Party, that Intercompany Note shall be pledged and delivered to Agent pursuant to the Guaranty and Security Agreement or equivalent foreign security document, as applicable, as additional collateral security for the Obligations; (ii) each Note Party shall accurately record all intercompany transactions on its books and records; (iii) the aggregate amount of such intercompany Indebtedness owing by all Foreign Subsidiaries (including without limitation Constar UK), and all Subsidiaries which are not Note Parties, to the other Note Parties together with the aggregate Investments by all Note Parties to any Foreign Subsidiaries and other Subsidiaries which are not Note Parties shall not exceed $38,500,000 at any one time outstanding in the aggregate, (iv) all such Investments made by the Note Parties in Foreign Subsidiaries (including without limitation Constar UK), and all Subsidiaries which are not Note Parties, shall be to fund the working capital, Capital Expenditures and other general corporate purposes of such Foreign Subsidiaries (including without limitation Constar UK) and Subsidiaries which are not Note Parties, as applicable; and (v) all intercompany Indebtedness resulting from such Investments shall be unsecured and subordinated to the Obligations pursuant to the Master Intercompany Note or otherwise subject to such documentation as is acceptable to the Agent.
2. Representations and Warranties. In order to induce the Agent and the Purchasers to enter into this First Amendment, each of the Note Parties represents and warrants to the Agent and the Purchasers (after giving effect to this First Amendment, which representations and warranties shall survive the execution and delivery of this First Amendment), as follows:
(a) Organization; Requisite Power and Authority; Qualification. Each Note Party (a) is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable, (b) has the corporate or similar power and authority to own its assets, carry on its business and execute, deliver, and perform its obligations under, this First Amendment and the other Note Documents to which it is a party, (c) has all governmental licenses, authorizations, Permits, consents and approvals to own its assets, carry on its business and execute, deliver, and perform its obligations under, the Note Documents to which it is a party, (d) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and, if applicable, in good standing, under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification or license and (e) is in compliance with all Requirements of Law; except, in each case referred to in the preceding clauses (c), (d) or (e), to the extent that the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
(b) Due Authorization; Binding Obligation. The execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate or organizational action on the part of each Note Party that is a party thereto. This First Amendment, has been duly executed by each of the Note Parties party thereto and when delivered by each Note Party that is a party thereto will be the legally valid and binding obligation of such Note Party, enforceable against such Note Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(c) Governmental Consents. The execution, delivery and performance by, or enforcement again, each of the Note Parties of this First Amendment and the consummation of the transactions contemplated by this First Amendment do not and will not require the approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority except (a) those filings required to be made with the Securities and Exchange Commission, (b) those obtained or made on or prior to the date hereof and (c) those of the Bankruptcy Court.

(d) No Conflict. The execution, delivery and performance by each of the Note Parties party to this First Amendment, and the consummation of the transactions contemplated by this First Amendment and the other Note Documents do not and will not (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any material breach or contravention of, or (other than pursuant to the Collateral Documents) result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority (including the Bankruptcy Court) to which such Person or its Property is subject; (c) violate any Requirement of Law in any material respect; (d) result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, other than any such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal that will not have a Material Adverse Effect or (e) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Note Party or any of their Subsidiaries, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date (as defined below) and disclosed in writing to the Purchasers and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
(e) Adverse Proceedings, etc. There are no actions, suits, proceedings, claims or disputes pending, or to the knowledge of each Note Party, threatened, at law, in equity, in arbitration or before any Governmental Authority, individually or in the aggregate, that (a) relate to any Note Documents or the transactions contemplated hereby or (b) if adversely determined, could reasonably be expected to have a Material Adverse Effect.
(f) Defaults. No Default or Event of Default exists or will exist after giving effect to this First Amendment.
(g) Incorporation of Representations and Warranties. The representations and warranties set forth in Article III of the DIP Agreement are true and correct in all material respects (or, in the case of representations and warranties qualified by materiality or “Material Adverse Effect”, in all respects) on the date hereof as if made on and as of the date hereof (unless such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or, in the case of representations and warranties qualified by materiality or “Material Adverse Effect”, in all respects).
3. Conditions Precedent. The effectiveness of this First Amendment shall be subject to the satisfaction of the following conditions precedent (the date on which each such condition has been effectively satisfied or waived, the “First Amendment Effective Date”):
(a) This Agreement, Etc. The Agent shall have received a copy of this First Amendment, executed and delivered by each Issuer, the Agent and the Required Purchasers.

(b) Transaction Expenses. The Agent shall have received reimbursement or payment of all out-of-pocket expenses of the Agent (including, without limitation, the reasonable fees and expenses of Kirkland & Ellis LLP, as legal counsel for the Agent) in any way relating to this First Amendment and the other Note Documents, and all related agreements and documents, and the transactions contemplated hereby and thereby, in each case, invoiced on or prior to the date hereof.
(c) Representations and Warranties. The representations and warranties contained herein shall be true and correct.
(d) No Defaults. No Default or Event of Default has occurred and is continuing.
4. Expenses. On the First Amendment Effective Date and from time to time thereafter, the Note Parties will jointly and severally pay, within thirty days of written demand and accompanying documentation in reasonable detail, all actual and reasonable out-of-pocket expenses of the Agent (including, without limitation, the reasonable fees and expenses of Kirkland & Ellis LLP, as legal counsel for the Agent) in connection with this First Amendment, the other Note Documents, and all agreements and documents referred to herein or contemplated hereby, and the perfection and maintenance of the liens on the Collateral securing the Obligations, and the transactions contemplated hereby and thereby, in each case, in accordance with this Agreement and otherwise in accordance with Section 9.5 of the DIP Agreement.
5. Reservation of Rights. Each of the Note Parties hereby agrees that (i) nothing in this First Amendment shall constitute a waiver by the Agent or the Purchasers of any Default or Event of Default or any noncompliance with the terms of the DIP Agreement or any of the other Note Documents and (ii) nothing in this First Amendment shall constitute a forbearance of any of the rights of the Agent or the Lenders with respect to any Default or Event of Default or any noncompliance with the terms of the DIP Agreement or any of the other Note Documents, or otherwise. Each of the Note Parties acknowledges and agrees that the Agent and the Lenders (i) have not acquiesced to any noncompliance by the Note Parties with the exact terms of the DIP Agreement and the other Note Documents relating to any Default or Event of Default, (ii) have the right to strictly enforce the terms of the DIP Agreement and the other Note Documents, in the exercise of their sole and absolute discretion, and (iii) reserve all rights, powers and remedies under the DIP Agreement and the other Note Documents with respect to any Default or Event of Default and any noncompliance with the terms of the DIP Agreement or any of the other Note Documents. In no event shall the Purchasers’ and the Agent’s execution of this Agreement be deemed a waiver of any Default or Event of Default or any other noncompliance with the terms of the DIP Agreement or any of the other Note Documents that may now exist or hereafter may occur.
6. Governing Law; Waiver of Jury Trial; Other Miscellaneous Provisions. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall be subject to the waiver of jury trial and all other provisions of Sections 9.18 and 9.19 of the DIP Agreement, all of which are incorporated herein by reference as if fully set forth herein and applicable hereto in all respects.

7. Effect; Ratification. Each reference in the DIP Agreement to “this Agreement”, “herein”, “hereof” and words of like import shall mean the DIP Agreement as amended hereby, and each reference in the other Note Documents to the DIP Agreement shall mean the DIP Agreement as amended hereby. This First Amendment shall be construed in connection with and as part of the DIP Agreement and the other Note Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the DIP Agreement and each other Note Document, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. This First Amendment shall constitute a Note Document.
8. Reaffirmation. Each Note Party hereby (a) agrees that, notwithstanding the effectiveness of this First Amendment, the Note Documents continue to be in full force and effect, (b) confirms its guarantee of each Guaranty Obligation and all of its other obligations set forth in the Guaranty and Security Agreement and in the Note Documents, and its grant of a security interest in its assets as Collateral therefore, all as provided in the Note Documents as originally executed and as amended hereby and (c) acknowledges that such guarantee, grant and other obligations continue in full force and effect in respect of, and to secure, each Guaranty Obligation under the DIP Agreement (as amended hereby) and the other Note Documents.
9. No Actions, Claims, Etc.; Release. As of the date hereof, each of the Note Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity (collectively, “Claims”), against the Agent, the Purchasers, or the Agent’s or the Purchasers’ respective officers, employees, representatives, agents, counsel, advisors or directors arising from any action by such Persons, or failure of such Persons to act, under the DIP Agreement and other Note Documents on or prior to the date hereof. In consideration of the Agent and the Purchasers entering into this First Amendment, each Note Party hereby releases the Agent, the Purchasers, and the Agent’s and the Purchasers’ respective officers, employees, representatives, agents, counsel, advisors and directors (each such Person being called a “Released Party”) from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the DIP Agreement or any other Note Document on or prior to the date hereof except any of the foregoing arising from the gross negligence or willful misconduct of such Released Party as determined by a court of competent jurisdiction by final and nonappealable judgment.
10. Indemnity. (a) The Note Parties hereby agree that they shall be jointly and severally obligated to indemnify and hold the Released Parties harmless in accordance with Section 9.6 of the DIP Agreement.
(b) Each Note Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any Claim released, remised and discharged by the Note Parties party hereto pursuant to Section 9 of this First Amendment. If any Note Party, or any of their successors, assigns or other legal representatives violates the foregoing covenant, the each Note Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Released Party as a result of such violation.

11. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this First Amendment by facsimile electronic transmission or by email transmission of a .pdf (or similar) file format document shall be as effective as delivery of a manually executed counterpart of this First Amendment.
[Signature pages follow.]

Execution Version
IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONSTAR, INC.
By:	/s/ J. Mark Borseth
Name:	J. Mark Borseth
Title:	Executive Vice President and Chief Financial Officer

CONSTAR INTERNATIONAL INC.
By:	/s/ J. Mark Borseth
Name:	J. Mark Borseth
Title:	Executive Vice President and Chief Financial Officer

BFF INC.
By:	/s/ J. Mark Borseth
Name:	J. Mark Borseth
Title:	Executive Vice President and Chief Financial Officer

DT, INC.
By:	/s/ J. Mark Borseth
Name:	J. Mark Borseth
Title:	Executive Vice President and Chief Financial Officer

CONSTAR FOREIGN HOLDINGS, INC.
By:	/s/ J. Mark Borseth
Name:	J. Mark Borseth
Title:	Executive Vice President and Chief Financial Officer

BLACK DIAMOND COMMERCIAL FINANCE, L.L.C., as Agent
By:	/s/ H. Gravenhorst
Name:	H. Gravenhorst
Title:	Duly Authorized Signatory

BLACK DIAMOND CLO 2005-2 LTD., as Purchaser By: Black Diamond CLO 2005-2 Adviser, L.L.C., as its Collateral Manager
By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

BLACK DIAMOND CLO 2006-1 LTD., as Purchaser By: Black Diamond CLO 2006-1 Adviser, L.L.C., as its Collateral Manager
By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

BDC Finance, L.L.C., as Purchaser By: BDCM Fund Adviser, L.L.C., as its Investment Manager
By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal